Exhibit 10.1

FOURTH AMENDMENT TO
RIGHT OF FIRST OFFER AGREEMENT

This FOURTH AMENDMENT TO RIGHT OF FIRST OFFER AGREEMENT (this “Amendment”), dated as of November 2, 2020 (the “Amendment Date”), is entered into by and between CLEARWAY ENERGY GROUP LLC, a Delaware limited liability company (f/k/a Zephyr Renewables LLC) (“CEG”), and CLEARWAY ENERGY, INC., a Delaware corporation (f/k/a NRG Yield, Inc.) (“CWEN”).
RECITALS
WHEREAS,    CEG and CWEN are parties to that certain Right of First Offer Agreement dated as of August 31, 2018, as subsequently amended on February 14, 2019, on August 1, 2019, and on December 6, 2019 (the “ROFO Agreement”). Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings specified in the ROFO Agreement.
WHEREAS, the Parties desire to amend the ROFO Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CEG and CWEN hereby agree as follows.
Section 1.Amendments to Section 1.1 (Definitions).
ii.Section 1.1 of the ROFO Agreement is hereby amended by deleting therefrom the definition of “Black Rock”.
iii.Section 1.1 of the ROFO Agreement is hereby amended by adding thereto the following definitions:
“Black Rock” consists of 50% of the membership interests in Black Rock Wind Force, LLC that are indirectly owned by CEG.
“Daggett” consists of 25% of the membership interests in in each of Daggett Solar Power 2 LLC and Daggett Solar Power 3 LLC that are indirectly owned by CEG.
“Hawaii 2.0” consists of 50% of the membership interests in each of Mililani I and Waiawa that are indirectly owned by CEG.
“Mesquite Sky” consists of 50% of the membership interests in BMP Wind LLC that are indirectly owned by CEG.
“Rosamond Central” consists of 50% of the membership interests in Golden Fields Solar III, LLC that are indirectly owned by CEG.

“SREC Transaction” means that certain transaction by and between CEG and NRG Power Marketing LLC, evidenced by a Financial Swap Confirmation (Cash Settled) dated as of August 31, 2018, as amended by that certain First Amendment to Financial Swap Confirmation (Cash Settled) dated as of October 12, 2020.
Section 2.Amendments to Article II.
ii.Section 2.1 of the ROFO Agreement is hereby amended by deleting the words “Mililani I” and “Waiawa” therefrom and by adding the words “Daggett, Mesquite Sky, Hawaii 2.0, Rosamond Central, SREC Transaction,” thereto directly following the word “Wildflower,”.
iii.Section 2.1 of the ROFO Agreement is hereby further amended by deleting the second sentence thereof; provided, however, that upon the closing of the sale by Renew DG Holdings LLC to DGPV Holding LLC of the “Class B Interests” (as defined in the applicable Limited Liability Company Agreement) of each of DGPV HoldCo 1 LLC, DGPV HoldCo 2 LLC, and DGPV HoldCo 3 LLC, the definition of “Solar Portfolio” shall be deleted from Section 1.1 of the ROFO Agreement and “Solar Portfolio” shall be deleted from Section 2.1 of the ROFO Agreement.
iv.With respect to Black Rock, Daggett, Mesquite Sky, Hawaii 2.0, Rosamond Central, Kawailoa and Oahu only, (i) Section 2.2 of the ROFO Agreement is hereby amended by replacing “within the next one hundred eighty (180) calendar days” with “until November 2, 2021,” (ii) Section 2.3 of the ROFO Agreement is hereby amended by replacing “for a period of one hundred eighty (180) calendar days from and after the ROFO Termination Date for any Zephyr ROFO Asset and the applicable proposed Transfer” with “until November 2, 2021,” and (iii) Section 2.3 of the ROFO Agreement is hereby amended by replacing “such one hundred eighty (180) day period” with “November 2, 2021.”
Section 3.Effectiveness of this Amendment. This Amendment is effective as of the Amendment Date.
Section 4.No Other Changes. Except as expressly provided or contemplated by this Amendment, all the terms, conditions and provisions of the ROFO Agreement remain unaltered and in full force and effect. The ROFO Agreement and this Amendment shall be read and construed as one agreement.
Section 5.Facsimile; Counterparts. Each Party may deliver executed signature pages to this Amendment by facsimile or electronic transmission to the other Parties, which facsimile or electronic copy shall be deemed to be an original executed signature page. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the Parties had signed the same signature page.
Section 6.Governing Law. Section 5.7 of the Agreement shall apply, mutatis mutandis, to this Amendment.

Section 7.Severability. If any term or provision of this Amendment is held to be or rendered invalid or unenforceable at any time in any jurisdiction, such term or provision shall not affect the validity or enforceability of any other terms or provisions of this Amendment, or the validity or enforceability of such affected terms or provisions at any other time or in any other jurisdiction.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, CEG and CWEN have each caused this Amendment to be executed and delivered in their names by their respective duly authorized officers or representatives as of the date first above written.

CLEARWAY ENERGY GROUP LLC
/s/ Steve Ryder
Name: Steve Ryder
Title: Chief Financial Officer

CLEARWAY ENERGY, INC.
/s/ Christopher S. Sotos
Name: Christopher S. Sotos
Title: President & Chief Executive Officer

Signature Page to Amendment to
Right of First Offer Agreement